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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 13, 2002

                         -------------------------------

                             Response Oncology, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


  State of Tennessee                    0-15416                  62-1212264
---------------------------             --------            --------------------
(State or other jurisdiction       (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                             1805 Moriah Woods Blvd.
                            Memphis, Tennessee 38117
                           ---------------------------
                         (Address of Principal Executive
                                    Offices)

                                 (901) 761-7000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 5. Other Events.

On May 10, 2002, Response Oncology, Inc. and its wholly owned subsidiaries (Response Oncology Management of South Florida, Inc., Response Oncology of Fort Lauderdale, Inc. and Response Oncology of Tamarac, Inc.) (the "Company" or the "Debtors") issued a press release announcing that the United States Bankruptcy Court for the Western District of Tennessee, Western Division (the "Court"), approved a disclosure statement filed in connection with the Joint Plan filed by the Debtors and AmSouth Bank, as agent for itself, Bank of America, N.A. and Union Planters Bank, N.A. on Friday, May 3, 2002. The press release is attached as Exhibit 99.1 to this Form 8-K.

On May 9, 2002, the Company filed its monthly operating reports for the month of February 2002 with the Court, a copy of which is filed herewith as Exhibit 99.2 to this Form 8-K. The carrying value of certain assets of the Company (principally intangible assets) as of December 31, 2001, are subject to material adjustments pending finalization of various sales transactions that recently closed and completion of the Company's audit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

99.1     Response Oncology, Inc. Press Release issued May 10, 2002.

99.2 Chapter 11 Monthly Operating Reports for February 2002 filed on May 9, 2002 by Response Oncology, Inc., Response Oncology Management of South Florida, Inc., Response Oncology of Fort Lauderdale, Inc. and Response Oncology of Tamarac, Inc., debtors-in-possession in Chapter 11 case number 01-24607-DSK (jointly administered) in the United States Bankruptcy Court for the Western District of Tennessee, Western Division, in Memphis, Tennessee.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Response Oncology, Inc.



                                  By:   /s/ Peter A. Stark
         Date:  May 13, 2002          ----------------------------------------
                                      Peter A. Stark, Executive Vice President,
                                      Chief Financial Officer


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                                  EXHIBIT INDEX

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Exhibit Number                      Description
99.1                           Response Oncology, Inc. Press Release issued May
                               10, 2002.

99.2 Chapter 11 Monthly Operating Reports for February 2002 filed on May 9, 2002 by Response Oncology, Inc., Response Oncology Management of South Florida, Inc., Response Oncology of Fort Lauderdale, Inc. and Response Oncology of Tamarac, Inc., debtors-in-possession in Chapter 11 case number 01-24607-DSK (jointly administered) in the United States Bankruptcy Court for the Western District of Tennessee, Western Division, in Memphis, Tennessee.
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